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                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.
                                    Form 8K

                                CURRENT REPORT

  pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         Date of Report: May 31, 1996

                  Entertainment Technologies & Programs, Inc.
           --------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

 Delaware                        0-23914                  87-521389
- --------------------------------------------------------------------------------
(State of other jurisdiction     Commission              (IRS Employer
 of incorporation)               File Number              Identification Number)

3626 Main Street, San Diego, CA 92113
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              (Address)

Registrant's telephone number including area code: (619) 476-8272

Item 1. Changes in control of Registrant
        --------------------------------
              (a) None
              (b) None

Item 2. Acquisition or Disposition of Assets
        ------------------------------------
              None

Item 3. Bankruptcy or Receivership
        --------------------------
              Not Applicable

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------
              None

Item 5. Other Events
        ------------
              On May 17, 1996, suit was filed in the Superior Court of California against the Company and certain officers and former employees of the Company by the former owner of one of the Company's wholly-owned subsidiaries. The suit alleges breach of contract and nonpayment of amounts owed related to the acquisition of that subsidiary. In the opinion of the Company's counsel, the suit is without merit and the Company intends to defend itself vigorously.


Item 6. Resignation of Registrant's Directors
        -------------------------------------
              None

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:         May 31, 1996                     By: /s/ BERNARD J. PREM
     ----------------------------                 ----------------------------
                                                       Bernard J. Prem
                                                       Chief Financial Officer